UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2016

DEMAND MEDIA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35048	20-4731239
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1655 26th Street Santa Monica, California	90404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 656-6253

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure.

On October 28, 2016, Demand Media, Inc. (the “Company”) issued a press release announcing that it has received approval from its Board of Directors to change the Company’s name to Leaf Group Ltd. and that the Company will change its trading symbol on the New York Stock Exchange (the “NYSE”) from “DMD” to “LFGR”, both of which will become effective as of the commencement of trading on the NYSE on November 9, 2016.  The Company will file a Second Amendment to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the name change, and will file a copy of such amendment with the Securities and Exchange Commission on a separate Current Report on Form 8-K within the time period prescribed.

The press release announcing the name change and new trading symbol is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Exhibit 99.1 is being furnished solely for purposes of Item 7.01 of this Form 8-K.

Item 9.01       Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Description

99.1	Press Release dated October 28, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2016	DEMAND MEDIA, INC.

	By:	/s/ Daniel Weinrot
Daniel Weinrot
Executive Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated October 28, 2016.